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                                                              EXHIBIT 10(u)



STATE OF SOUTH CAROLINA            )
                                   ) MORTGAGE, ASSIGNMENT AND SECURITY AGREEMENT
COUNTY OF BEAUFORT                 )

         THIS MORTGAGE, ASSIGNMENT, AND SECURITY AGREEMENT made and delivered this 31st day of October, 1996, by Carolina Center Building Corp.
("Mortgagor"), whose address is Post Office Box 7567, Hilton Head Island, South Carolina 29938 and Sea Pines Company, Inc. ("Mortgagee"), whose address is Post Office Box 7000, Hilton Head Island, South Carolina 29938.


                              W I T N E S S E T H

         WHEREAS, Mortgagor is indebted to Mortgagee in the principal sum of One Million Five Hundred Thousand and No/100 ($1,500,000) Dollars, together with interest thereon, as evidenced by a Promissory Note (hereinafter referred to as the "Note"), dated October 31 , 1996, which document by reference is made a part hereof to the same extent as though set out in full herein;

         NOW, THEREFORE, to secure the performance and observance by Mortgagor of all covenants and conditions contained in the Note, in any renewal, extension or modification thereof, in this Mortgage, Assignment, and Security Agreement and in all other instruments securing the Note. Mortgagor does hereby grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, deliver, set over, warrant and confirm unto Mortgagee, its successors and assigns forever all right, title and interest of Mortgagor, by way of mortgage lien, in and to that certain property described below:

         (A) THE LAND. All the land located in the County of Beaufort, State of South Carolina (the "Land"), described in Exhibit "1" attached hereto and made a part hereof;

         (B) THE IMPROVEMENTS. TOGETHER WITH all buildings, structures and improvements of every nature whatsoever now or hereafter situated in or on the Land, and all fixtures, machinery, appliances, equipment, furniture, and personal property of every nature whatsoever now or hereafter owned by Mortgagor and located in or on, or attached to, or used or intended to be used in connection with or with the operation of, the Land, buildings, structures or other improvements, including all extensions, additions, improvements, betterments, renewals and replacements to any of the foregoing and all of the right, title and interest of Mortgagor in and to any such personal property or fixtures subject to any lien, security interest or claim together with the benefit of any deposits or payments now or hereafter made by Mortgagor or on its behalf (the "Improvements").





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         (C)   EASEMENTS OR OTHER INTERESTS.  TOGETHER WITH all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditament and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the property hereinabove described, or which hereafter shall in any way belonging, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of Mortgagor of, in and to the same, including but not limited to all judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the property described in paragraphs (A), (B) and (C) hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in paragraphs (A), (B) and (C) hereof or any part thereof, or to any rights appurtenant thereto, all sales contracts for, and all proceeds of any sales or other dispositions of, the property described in paragraphs (A) , (B) and (C) hereof or any part thereof, and all construction contracts involving the development of, or improvements in or on the property described in paragraphs (A), (B) and (C) hereof or any part thereof.

         (D) ASSIGNMENT OF RENTS. TOGETHER WITH all rents, royalties, issues profits, revenue, income and other benefits from the property described in paragraphs (A) , (B) and (C) hereof to be applied against the indebtedness and other sums secured hereby, provided, however, that permission is hereby given to Mortgagor so long as no default has occurred hereunder, to collect, receive, take, use and enjoy such rents, royalties, issues, profits, revenue, income and other benefits as they become due and payable, but not in advance thereof. The foregoing assignment shall be fully operative without any further action on the part of either party and specifically Mortgagee shall be entitled, at its option upon the occurrence of a default hereunder, to all rents, royalties, issues, profits, revenue, income and other benefits from the property described in paragraphs (A), (B) and (C) hereof whether or not Mortgagee takes possession of the property described in paragraphs (A), (B) and (C) hereof.

         Upon any such default hereunder, the permission hereby given to Mortgagor to collect such rents, royalties, issues, profits, revenue, income and other benefits from the property described in paragraphs (A), (B) and (C) hereof shall terminate and such permissions shall not be reinstated upon a cure of the default without Mortgagee's specific consent, unless the default has been timely cured under the terms hereof. Neither the exercise of any rights under this paragraph by Mortgagee nor the application of any such rents, royalties, issues, profits, revenue, income or other benefits to the indebtedness and other sums secured hereby, shall cure or waive any default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.





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         (E)   ASSIGNMENT OF LEASES.  TOGETHER WITH all right, title and
interest of Mortgagor in and to any and all leases now or hereafter on or affecting the property described in paragraphs (A), (B) and (C) hereof, together with all security therefor and all monies payable thereunder, subject, however, to the conditional permission hereinabove given to Mortgagor to collect the rentals under any such lease and to carry out the rights and responsibilities of Landlord under such leases, so long as Mortgagor is not in default hereunder. The foregoing assignment of any lease shall not be deemed to impose upon Mortgagee any of the obligations or duties of Mortgagor provided in any such lease, and Mortgagor agrees to fully perform all obligations of the lessor under all such leases. Upon Mortgagee's request, Mortgagor agrees to send to Mortgagee a list of all leases affecting the property described in paragraphs (A), (B) and (C) hereof. Mortgagee shall have the right, at any time and from time to time, to notify any lessee of the rights of Mortgagee as provided by this paragraph. From time to time, upon request of Mortgagee, Mortgagor shall specifically assign to Mortgagee as additional security hereunder, by an instrument in writing in such form as may be approved by Mortgagee, all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the Mortgaged Property, together with all security therefor and all monies payable thereunder, subject to the conditional permission hereinabove given to Mortgagor to collect the rentals under any such lease and to carry out the rights and responsibilities of Landlord, so long as Mortgagor is not in default hereunder.

         This instrument constitutes an absolute and present assignment of the rents, royalties, issues, profits, revenue, income and other benefits from the Mortgaged Property, subject, however, to the conditional permission given to Mortgagor to collect, receive, take, use and enjoy the same as provided hereinabove; provided, further, that the evidence or exercise of such right or Mortgagor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor, and any such subsequent assignment by Mortgagor shall be subject to the rights of Mortgagee hereunder.

         (F)   PERSONAL PROPERTY - Everything referred to in paragraphs (A),
(B), (C), (D), and (E), hereof and any additional property hereafter acquired by Mortgagor and subject to the lien of this Mortgage or intended to be so is herein referred to as the "Mortgaged Property."

         TO HAVE AND TO HOLD the Mortgaged Property and all parts thereof unto Mortgagee, its successors and assigns, to its own proper use and benefit forever, subject, however, to the terms and conditions herein:

         PROVIDED, HOWEVER, that if Mortgagor shall promptly pay or cause to be paid to Mortgagee the principal and interest payable under the Note at the times and in the manner stipulated therein, herein, and in all other instruments securing the Note, all without any deduction or credit for taxes or other similar charges paid by Mortgagor, and in this Mortgage and in all other instruments securing the Note, to be kept, performed or observed by Mortgagor, then this Mortgage, and all the





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properties, interest and rights hereby granted, conveyed and assigned shall cease and be void, but shall otherwise remain in full force and effect.

         Mortgagor covenants and agrees with Mortgagee as follows:

                                  ARTICLE ONE

                             COVENANTS OF MORTGAGOR

         1.01 Performance of Note, Mortgage, etc. Mortgagor shall perform, observe and comply with all provisions hereof, of the Note (insofar as its compliance is required) of every other instrument securing the Note, and will promptly pay to Mortgagee the principal with interest thereon and all other sums required to be paid by. Mortgagor under the Note and pursuant to the provisions of this Mortgage and of every other instrument securing the Note when payment shall become due, all without deduction or credit for taxes or other similar charges paid by Mortgagor.

         1.02  Restrictive Covenants, Zoning and Environmental Laws.
Mortgagor covenants and warrants to comply with all restrictive covenants, environmental and ecological laws, ordinances and regulations affecting the Mortgaged Property from the date of closing forward (specifically excluding the items noted in the October 23, 1996 inspection by Miller Consulting consisting of three pages). Mortgagee agrees that for a default to arise under this provision allowing for Mortgagee to exercise any of its legal remedies under this Mortgage, said breach must be material and adversely impact the Mortgagee's collateral or the Mortgagor's ability to repay the underlying debt.

         1.03  Taxes and Liens.

         (a) Mortgagor shall pay or bond promptly, when and as due, and shall promptly exhibit to Mortgagee receipts for the payment of all taxes, assessments, rates, dues, charges, fees, levies, fines, impositions, liabilities, obligations and encumbrances of every kind whatsoever (including those encumbrances, if any, permitted pursuant to Paragraph 1.03) now or hereafter proposed, levied or assessed upon or against the Mortgaged Property or any part thereof, or upon or against this Mortgage or the indebtedness or other sums secured hereby, or upon or against the interest of Mortgagee in the Mortgaged Property, as well as all income taxes, assessments and other governmental charges levied and imposed by the United States of America or any state, county, municipality, borough or other taxing authority upon or against Mortgagor or in respect of the Mortgaged Property or any part thereof, and any charge which, if unpaid, would become a lien or charge upon the Mortgaged Property before they become delinquent and before any interest attaches or any penalty is incurred.





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         (b)   Mortgagor shall not permit or suffer more than ten (10) days any mechanics', laborers', materialmen's, statutory or other lien upon any or the Mortgaged Property.

               1.04    Insurance.

         (a) Mortgagor shall at its sole expense obtain for, deliver to and maintain for the benefit of Mortgagee, during the life of this Mortgage, insurance policies in such amounts as Mortgagee may require in no event less than the full insurable value or the loan amount, insuring the Mortgaged Property against fire, extended coverage and such other insurable hazards, casualties and contingencies as Mortgagee may require including flood damage, and shall pay promptly, when due, any premiums on such insurance policies and on any renewals thereof. The form of such policies and the companies issuing them, and the coverage provided shall be acceptable to Mortgagee. All such policies and renewals thereof shall be held by Mortgagee and shall contain a noncontributory mortgagee endorsement making losses payable to Mortgagee. The coverage under such policies shall be limited to the improvements now or hereafter located on the Mortgaged Property. At least fifteen (15) days prior to the expiration date of all such policies, renewals thereof satisfactory to Mortgagee shall be delivered to Mortgagee. Mortgagor shall deliver to Mortgagee receipts evidencing the payment of all premiums on such insurance policies and renewals. Delivery of the insurance policies and renewals thereof shall constitute an assignment to Mortgagee, as further security, of all unearned premiums. In the event of loss, Mortgagor will give immediate written notice to Mortgagee and Mortgagee may make proof of loss if not made promptly by Mortgagor. In the event of the foreclosure of this Mortgage or any other transfer of title to the Mortgaged Property in extinguishment of the indebtedness and other sums secured hereby, all right, title and interest of Mortgagor in and to all insurance policies and renewals thereof then in force shall pass to the purchaser or grantee. Mortgagee may at any time at its own discretion procure and substitute for any and all of the insurance so held as aforesaid, such other policy or policies of insurance, in like amount, as it may determine without prejudice to its right to foreclose hereunder should Mortgagor fail or refuse to keep said premises so insured.

         (b) Mortgagor hereby assigns to Mortgagee all proceeds from any insurance policies, and Mortgagee is hereby authorized and empowered in its reasonable discretion, to adjust or compromise any loss under any insurance from any such policy or policies, to the extent necessary to secure payment hereunder.

         (c) Mortgagor shall at its sole expense obtain for, deliver to and maintain for the benefit of Mortgagee, during the life of this Mortgage, liability insurance policies relating to the Mortgaged Property, in such amounts, with such companies and in such form as may be reasonably required by Mortgagee. Mortgagee may require such policies to contain an endorsement, in form satisfactory to Mortgagee, naming Mortgagee as





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an additional insured thereunder.  Mortgagor shall pay promptly, when due, any premiums on such insurance policies and renewals thereof.

               1.05    Care of Property.

         (a) Mortgagor shall preserve and maintain the Mortgaged Property in good condition and repair. Mortgagor shall not permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Property or of any part thereof, and will not take any action which will increase the risk of fire or other hazard to the Mortgaged Property or to any part thereof.

         (b) Except as otherwise provided in this Mortgage, no fixture, personal property or other part of the Mortgaged Property shall be removed, demolished or altered, without the prior written consent of Mortgagee, if such action would materially impair the value of the security hereby provided. Mortgagor may sell or otherwise dispose of, free from the lien of this Mortgage, furniture, furnishings, equipment, tools, appliances, machinery, fixtures or appurtenances, subject to the lien hereof, which may become worn out, undesirable or obsolete only if they are replaced immediately with similar items of at least equal value which shall, without further action, become subject to' the lien of this Mortgage, except as otherwise provided in this Mortgage.

         (c) Mortgagee may enter upon and inspect the Mortgaged Property at any reasonable time during the term of this Mortgage, upon at least twenty-four
(24) hours advance notice to Mortgagor.

         (d) If all or any part of the Mortgaged Property shall be lost, damaged or destroyed by fire or any other cause, Mortgagor will give immediate written notice thereof to Mortgagee and shall promptly restore the Mortgaged Property to the equivalent of its original condition regardless of whether or not there shall be any insurance proceeds therefor. If a part of the Mortgaged Property shall be lost, physically damaged or destroyed through condemnation, Mortgagor will promptly restore, repair or alter the remaining property in a manner satisfactory to Mortgagee.

         1.06  Transfer of Property.

               If all or any part of the Property or an interest therein is sold or transferred by Borrower without Lender's prior written consent excluding the creation of a lien or encumbrance subordinate to this Mortgage, Lender may, at Lender's option, declare all the sums secured by this Mortgage to be immediately due and payable. Lender shall have waived such option to accelerate if, prior to the sale or transfer, Lender and the person to whom the Property is to be sold or transferred reach agreement in writing that the credit of such person is satisfactory to Lender and that the interest payable on the sums secured by this Mortgage shall be at such rate as Lender shall request. if





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Lender has waived the option to accelerate provided in this paragraph, and if
Borrower's successor in interest has executed a written assumption accepted in writing by Lender, Lender shall release Borrower from all obligations under this Mortgage and the Note. Lender's decision on the assumption of said obligation shall be at its sole discretion. Lender can deny said assumption for a good reason, or no reason at all.

         If Lender exercises such option to accelerate, Lender shall mail Borrower notice of acceleration. Such notice shall provide a period of not less than thirty (30) days from the date the notice is mailed within which Borrower may pay the sums declared due. If Borrower fails to pay such sums prior to the expiration of such period, Lender may, without further notice or demand on Borrower, invoke any remedies permitted hereunder.

         1.07 Further Assurances. At any time and from time to time, upon Mortgagee's request Mortgagor shall make, execute and deliver or cause to be made, executed and delivered to Mortgagee and, where appropriate, shall cause to be recorded or filed and from time to time thereafter to be rerecorded or refiled at such time and in such offices and places as shall be deemed desirable by Mortgagee any and all such further mortgages, instruments of further assurance and other documents and Mortgagee may consider necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve the obligations of Mortgagor under the Note and this Mortgage, and the lien of the Mortgage as a first and prior lien upon all of the Mortgaged Property.

         1.08 Leases Affecting Mortgaged Property. Mortgagor shall comply with and observe its obligations as landlord under all leases affecting the Mortgaged Property or any part thereof. Mortgagor, if required by Mortgagee, shall furnish promptly to Mortgagee, executed copies of all such leases now existing or hereafter created. Mortgagor shall not, without the express written consent of Mortgagee, modify, surrender, terminate or extend any such lease now existing or hereafter created or permit or suffer an assignment of sublease. Mortgagor shall not accept permit payment of rent more than one (1) month in advance without the prior written consent of Mortgagee.

         1.09 Expenses. Mortgagor shall pay or reimburse Mortgagee for all costs, charges and expenses, including reasonable attorney's fees and disbursements, and costs incurred or paid by Mortgagee in any action which is threatened, pending or completed or proceeding or dispute in which Mortgagee is or might be made a party or appears as a party plaintiff or party defendant and which affects or might affect the Note, or the Mortgaged Property or any part thereof, or the interests of Mortgagor or Mortgagee therein, including but not limited to the foreclosure of this Mortgage, condemnation involving all or part of the Mortgaged Property or any action to protect the security hereof, to the extent that such action may be the result of Mortgagor's default hereunder.
The amounts so incurred or paid by Mortgagee, together with interest thereon at the Default Rate as hereinafter defined from the





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date incurred until paid by Mortgagor, shall be added to the indebtedness and secured by the lien of this Mortgage.

         1.10 Mortgagor's Performance of Defaults. If Mortgagor defaults in the payment of any tax, assessment, encumbrance of other imposition, in its obligation to furnish insurance hereunder or in the performance of observance of any other covenant, conditions or term in this Mortgage or in any other instrument securing the Note or in any other mortgage or security agreement conveying an interest in the Mortgaged Property or any part thereof, Mortgagee may at its option perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and costs and expenses incurred or paid by Mortgagee in connection therewith shall become due and payable immediately by Mortgagor. The amounts so incurred or paid by Mortgagee, together with interest thereon at the Default Rate as hereinafter defined from the date incurred until paid by Mortgagor, shall be added to the indebtedness and secured by the lien of this Mortgage. Nothing contained herein shall be construed as requiring Mortgagee to advance or expend monies for any purposes mentioned in this paragraph, or for any other purpose. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or terms, without thereby becoming liable to Mortgagor or any person in possession holding under the Mortgagor.

         1.11 Estoppel Affidavits. Mortgagor, within ten (10) days after written request from Mortgagee, shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Note, and any other unpaid sums secured hereby, and whether or not any offsets of defenses exist against such principal and interest or other sums.


                                  ARTICLE TWO

                                    DEFAULTS

         2.01 Event of Default. The term Event of Default, wherever used in this Mortgage, shall mean any one or more of the following events:

         (a) Failure by Mortgagor to duly keep, perform and observe any covenant, condition or agreement in the Note, this Mortgage and Security Agreement, which failure is not cured following thirty (30) days written notice to Mortgagor, stating the failure or default and the action necessary to cure.

         (b) A breach by Mortgagor of any of the covenants, agreements and conditions of this Mortgage and Security Agreement.

         (c) If Mortgagor: (a) (i) files a voluntary petition in bankruptcy, or (ii) is adjudicated as a bankrupt or insolvent, or (iii) files any petition or answer seeking or acquiescing in any reorganization, management, composition, readjustment, liquidation, dissolution or





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similar relief for itself under any law relating to bankruptcy insolvency or other relief for 'debtors, or (iv) seeks or consents to or acquiesces in the appointment of any trustee, receiver, master or liquidator of itself or of all or any substantial part of the Mortgaged Property or of any or all of the rents, revenues, issues, earnings, profits or income thereof, or (v) makes any general assignment for the benefit of creditors or (vi) makes and admission in writing of its inability to pay its debts generally as they become due; or (b) a court of competent jurisdiction enters an order, judgment or decree approving a petition filed against Mortgagor or any guarantor or endorser of the Note, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state, or other statute law of regulation relating to bankruptcy, insolvency or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the date of entry thereof; or (c) any trustee, receiver or liquidator of Mortgagor or of all or any substantial part of the Mortgaged Property or any or all of the rents, revenues, issues, earnings, profits or income thereof, is appointed without the prior written consent of Mortgagee, which appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive).

         (d) Default by Mortgagor under any other mortgage or any other agreement or obligation of Mortgagor affecting any portion of the Mortgaged Property; or default by Mortgagor under any other documents or instruments securing the Note or any other indebtedness or Mortgagor to Mortgagee, if such default is not cured within any grace period permitted therein and if such default permits the holder to cause such obligation to become due prior to its stated maturity. Mortgagor shall notify Mortgagee in writing of the occurrence of such default within five (5) days thereof, specifying the nature of such default.

         (e) Material breach of any warranty or material untruth of any representation of Mortgagor contained in the Note, this Mortgage or any other instrument securing the Note.

         2.02 Acceleration of Maturity. If an Event of Default shall have occurred, and shall not be cured by Mortgagor within the proscribed period, Mortgagee may declare the outstanding principal amount of the Note and the interest accrued thereon, and all other sums secured hereby, to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become and be due and payable without demand or notice.

         2.03 Mortgagee's Power to Enforcement. If an uncured Event of Default shall have occurred, Mortgagee may, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy: (a) to enforce payment of the Note or the performance of any term hereof or any other right; (b) to foreclose this Mortgage and to sell, as an entirety or in separate lots or parcels, the Mortgaged





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Property, under the judgment or decree of a court or courts of competent jurisdiction; (c) to foreclose any other mortgage or instruments securing the Note and to sell, as an entirety or in separate lots or parcels, the property mortgaged therein or in which a security interest is conveyed thereby under the judgment of decree of a court or courts of competent jurisdiction or as otherwise provided by law; and (d) to pursue any other remedy available to it or at law or in equity in order to secure payment of sums due hereunder. Mortgagee shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as the Mortgagee may determine.


         2.04 Mortgagee's Right to Enter and Take Possession, Operate, and Apply Income.

         (a) If an uncured Event of Default shall have occurred, Mortgagor, upon demand of Mortgagee, shall forthwith surrender to Mortgagee the actual possession, and if and to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all the Mortgaged Property.

         (b) If Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after Mortgagee's demand, Mortgagee may obtain a judgment or decree conferring on Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possessions of all or part of the Mortgaged Property to Mortgagee along with all books, paper and accounts of Mortgagor, to the entry of which judgment or decree Mortgagor hereby specifically consents, or, at Mortgagee's option, it may seek the appointment of a Receiver.

         (c) Mortgagor shall pay to Mortgagee, upon demand, all reasonable costs and expenses of obtaining such judgment or decree and reasonable compensation to Mortgagee, its attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Mortgage.

         (d) Upon every such entering upon or taking of possession, Mortgagee may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof, and, from time to time:

                 (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property:

                 (ii)     insure or keep the Mortgaged Property insured;

                 (iii) Manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor in its name or otherwise, with respect to the same;





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                 (iv)     enter into agreements with others to exercise the
powers herein granted Mortgagee;

all as Mortgagee in its reasonable judgment from time to time may determing and Mortgagee may collect and receive all the income, revenues, rents, issues and profits of the same, including those past due as well as those accruing thereafter; and shall apply the monies so received by Mortgagee in such priority as Mortgagee may determine to (1) the reasonable compensation, expenses and disbursements of the agents and attorneys; (2) the cost of insurance, taxes, assessments and other proper charges upon the Mortgaged Property or any part thereof; (3) the deposits for taxes and assessments and insurance premiums due; and (4) the payment of accrued interest on the Note.

         Mortgagee shall surrender possession of the Mortgaged Property to Mortgagor only when all that is due upon such interest, tax and insurance deposits and principal installments, and under any of the terms of this Mortgage, shall have been paid and all defaults made good. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

         2.05 Leases. Mortgagee, at its option, is authorized to foreclose this Mortgage subject to any rights of any tenants of the Mortgaged Property, and the failure to make such tenants party defendants to any such foreclosure proceedings and to foreclose their rights will not be, not be asserted by Mortgagor to be, a defense to any proceeding instituted by Mortgagee to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property.

         2.06 Purchase by Mortgagee. Upon and foreclosure sale, Mortgagee may bid for and purchase the Mortgaged Property and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

         2.07 Application of Indebtedness Toward Purchase Price. Upon any such foreclosure sale, Mortgagee may, if permitted by law, after allowing for the proportion of the total purchase price required to be paid in cash and for the costs and expenses of the sale, compensation and other charges, in paying the purchase price apply any portion of or all sums due to Mortgagee under the Note, this Mortgage or any other instrument securing the Note, in lieu of cash, to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon.

         2.08 Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Mortgagor agrees to the full extent permitted by law that in case of a default on its part hereunder, neither Mortgagor nor anyone claiming through of under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Mortgaged Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Mortgagor, for itself and all who may at any time claim through, or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof or appraised for the purpose of reducing any deficiency judgment obtained by Mortgagee against Mortgagor and agrees that Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety.

                                          /s/ CCBC
                                          -------------
                                          lnitials CCBC

         2.09 Receiver. If an Event of Default shall have occurred, Mortgagee, to the extent permitted by law and without regard to the value or occupancy of the security, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all rents, revenues, issues, income, products and profits thereof and apply the same as the court may direct. The receiver shall have all rights and powers permitted under the laws of the state where the Land is located and such other powers as the court making such appointment shall confer. The expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Mortgaged Property, and to collect the rents, issues and profits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof.
Mortgagee shall be liable to account only for such rents, issues and profits actually received by Mortgagee, whether received pursuant to this Paragraph or Paragraph 2.03. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as secured party hereunder to the possession and control of any cash, deposits or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, Mortgagee.

         2.10 Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Mortgagor, any person, partnership or corporation guaranteeing or endorsing any of Mortgagor's obligations, its creditors or its property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Mortgagor under the Note, this Mortgage and any other instrument securing the Note, at the date of this institution of such proceedings, and for any additional amounts which may become due and payable by Mortgagor after such date.

         2.11 Mortgagor to Pay the Note on Any Default in Payment; Application of Monies by Mortgagee.

         (a) If default shall be made in the payment of any amount due under the Note, this Mortgage or any other instrument securing the Note, and should Mortgagor fail to cure such default after thirty (30) day notice, then, upon Mortgagee's demand, Mortgagor will pay to Mortgagee the whole amount due and payable under the Note and all other sums secured hereby; and if Mortgagor shall fail to pay the same forthwith upon such demand, Mortgagee shall be entitled to sue for and to recover judgment for the whole amount so due and unpaid together with costs and expenses including the reasonable compensation, expenses and disbursements of Mortgagee's agents and attorneys incurred in connection with such suit and any appeal in connection therewith, Mortgagee shall be entitled to sue and recover judgment as aforesaid either before, after of during the pendency of any proceedings for the enforcement of this Mortgage, and the right of Mortgagee to recover such judgment shall not be affected by any taking, possession of foreclosure sale hereunder, or by the exercise of any other right, power of remedy for the enforcement of the terms of this Mortgage, or the foreclosure of the lien hereof.

         (b) In case of a foreclosure sale of all or any part of the Mortgaged Property and of the application of the proceeds of sale to the payment of the sums secured hereby, Mortgagee shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid and to recover judgment for any portion thereof remaining unpaid, with interest.

         (c) Mortgagor hereby agrees, to the extent permitted by law, that no recovery of any such judgment by Mortgagee and no attachment or levy of any execution upon any of the Mortgaged Property or any other property shall in any way affect the lien of this Mortgage upon the Mortgaged Property or any part thereof or any liens, rights, powers or remedies of Mortgagee hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before.

         (d) Any monies collected or received by Mortgagee under this Paragraph 2.11 shall be applied as follows:

                 (i) First, to the payment of reasonable compensation, expenses and disbursements of the agents and attorneys, as may be reasonable and necessary as a result of the default of Mortgagor; and

                 (ii) Second, to payment of amounts due and unpaid under the Note, this Mortgage and all other instruments securing the Note.


         2.12 Delay or Omission of Waiver. No delay or omission of Mortgagee or of any holder of the Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

         2.13 No Waiver of One Default to Affect Another. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Mortgagee (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waivers or does not exercise any right granted in the Note, the Loan Agreement, this Mortgage or any other instrument securing the Note; (d) releases any part of the Mortgaged Property from the lien of this Mortgage or any other instrument securing the Note; (e) consents to the filing of any map, plat or replat of the Land; (f) consents to any agreement changing the terms of this Mortgage or subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the original liability under the Note, this Mortgage or otherwise of Mortgagor, or any subsequent purchaser of the Mortgaged Property or any part thereof or any maker, cosigner, endorser, surety or guarantor. No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or in case of any Event of Default then existing or of any subsequent, Event of Default nor, except as otherwise expressly provided in an instrument or instruments executed by Mortgagee, shall the lien of this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, unless Mortgagee is paid in full hereunder, Mortgagee, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

         2.14 Discontinuance of Proceedings; Position of Parties Restored. If Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then and in every such case, Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had occurred or had been taken.

         2.15 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Mortgagee by the Note, this Mortgage or any other instrument securing the Note is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Note or any other instrument securing the Note, or now or hereafter existing at law, in equity or by statute.

                                 ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

         3.01 Heirs, Successors and Assigns Included in Parties. Whenever one of the parties hereto is named or referred to herein, the heirs, successors and assigns of such party shall be included and all covenants and agreements contained in this Mortgage, by or on behalf of Mortgagor or Mortgagee, shall bind and inure to the benefit of their respective heirs, successors and assigns, whether so expressed or not.

         3.02 Addresses for Notices, Etc. Any notice, report, demand or other instrument authorized or required to be given or furnished under this Mortgage to Mortgagor or Mortgagee shall be deemed given or furnished if mailed with appropriate postage or delivered to the address set forth in this Agreement unless such address is changed in writing.

         3.03 Headings. The headings of the articles, sections, paragraphs and subdivisions of this Mortgage are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expend or otherwise affect any of the terms hereof.

         3.04 Invalid Provisions to Affect No Others. In the event that any of the covenants, agreement, terms or provisions contained in the Note, this Mortgage or any other instrument securing the Note shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein and in the Note and any other instrument securing the Note shall be in no way affected, prejudiced or disturbed thereby.

         3.05 Changes, Etc. Neither this Mortgage nor any term hereof may be changed, waiver, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

         3.06 Governing Law. This Mortgage is made by the Mortgagor and accepted by Mortgagee in the State of South Carolina, with reference to the laws of such state, and shall be construed, interpreted, enforced and governed by and in accordance with such laws (excluding the principles thereof governing conflicts of law).

         3.07 Default Rate. The Default Rate shall be as provided in the Note; in the event no such rate is provided therein, the Default Rate shall be the maximum rate of Lnterest permitted by law at the time of default or eighteen (18%) percent per annum, whichever is less.

         3.08 Assignment by Mortgagee - This Mortgage and the accompanying Note can be assigned by the Mortgagee.

                                  ARTICLE FOUR

                               LENDING PROVISIONS

         4.01 Breach of Other Documents. Notwithstanding anything to the contrary contained in this Mortgage or in the Note, or in any other instrument securing the loan evidenced by such Note, upon an uncured Event of Default, Mortgagee may at its option declare the entire indebtedness hereunder, immediately due and payable and/or exercise all additional rights accruing to it under this Mortgage in the event of a breach by Mortgagor of any covenant contained in this Mortgage or in the Note between Mortgagor and Mortgagee.

         4.02 Partial Foreclosure. In the event the Mortgaged Property is comprised of more than one (1) parcel of real property, Mortgagor hereby waives any right to require Mortgagee to foreclose of exercise any of its other remedies against all of the Mortgaged Property as a whole or to require Mortgagee to foreclose or exercise such remedies against one portion of the Mortgaged Property prior to the foreclosure or exercise of said remedies against other portions of the Mortgaged Property.

         IN WITNESS WHEREOF, the undersigned have executed this instrument the day and year first above written.


SIGNED, SEALED AND DELIVERED                       CAROLINA CENTER BUILDING CORP.
IN THE PRESENCE OF:



/s/                                                BY: /s/ Kumar K. Viswanathan
----------------------------------                    ------------------------------

/s/                                                Attest:
----------------------------------                         -------------------------


STATE OF SOUTH CAROLINA   )
                          )       P R 0 B A T E
COUNTY OF BEAUFORT        )

                 PERSONALLY appeared before me, the undersigned witness, and made oath that s/he saw the within named ???, as authorized officer of Carolina Center Building Corp., seal and as its act and deed, deliver the within written Instrument, and that s/he, with the other witness whose signature appears above, witnessed the execution.

                                                   /s/
                                                   -----------------------------

SWORN TO before me this


31st day of October, 1996.

/s/
--------------------------------
Notary Public for South Carolina
My Commission Expires: 10/2/2001
                       ---------